Other Intangible assets	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about intangible assets [abstract]
Other Intangible assets	Other Intangible assets
During the six months ended 30 June 2024, the Group acquired $1.1 million of intangible assets. The Group recognized $0.2 million and $0.4 million of amortization expense for the six months ended 30 June 2024 and 2023, respectively.